ENERGY INCOME AND GROWTH FUND

                              POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 23rd day of November, 2004.



                                              /s/ JAMES A. BOWEN
                                              __________________________________
                                               James A. Bowen

                          ENERGY INCOME AND GROWTH FUND

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 23rd day of November, 2004.



                                              /s/ RICHARD E. ERICKSON
                                              __________________________________
                                                Richard E. Erickson

                          ENERGY INCOME AND GROWTH FUND

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 23rd day of November, 2004.



                                              /s/ NIEL B. NIELSON
                                              __________________________________
                                              Niel B. Nielson

                          ENERGY INCOME AND GROWTH FUND

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 23rd day of November, 2004.



                                              /s/ THOMAS R. KADLEC
                                              __________________________________
                                              Thomas R. Kadlec

                          ENERGY INCOME AND GROWTH FUND

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints JAMES A. BOWEN,
W. SCOTT JARDINE and ERIC F. FESS and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of l940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 23rd day of November, 2004.



                                              /s/ DAVID M. OSTER
                                              __________________________________
                                              David M. Oster